UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 3, 2004
                                                        -----------------

                               VITAL LIVING, INC.
               (Exact Name of Registrant as Specified in Charter)

              Nevada                     000-33211                 88-0485596
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(State or Other Jurisdiction           (Commission              (IRS Employer
    of Incorporation)                  File Number)          Identification No.)


5080 North 40th Street, Suite #105, Phoenix, Arizona                  85018
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(Address of Principal Executive Offices)                             (Zip Code)

   Registrant's telephone number, including area code    (602) 952-9909
                                                         --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities

      As of September 3, 2004, Vital Living, Inc. (the "Company") entered into a Stock Purchase Agreement ("Purchase Agreement") with Langley Park Investments PLC ("Langley"), a corporation organized under the laws of England and Wales. Pursuant to the Purchase Agreement, the Company will sell 5,000,000 shares of its common stock ("Company Stock") to Langley for $1,090,000 or a per-share purchase price of $0.218. The Purchase Price to be paid by Langley will be made through the delivery of Ordinary Shares of Langley ("Langley Shares") to the Company with a value of (pound)1 per share. The Company will issue the Company Stock to Langley pursuant to Regulation S and Section 4(2) promulgated under the Securities Act of 1933, as amended. The consummation of the transaction is subject to listing of the Langley Shares on the London Stock Exchange ("LSE") on or before September 30, 2004 (or such later date as may be agreed to by the parties).

      Upon closing, the Company will deliver the Company Stock to Langley and Langley will deliver 50% of the Langley Shares to the Company ("Saleable Langley Shares") and deposit the remaining 50% of the Langley Shares into an escrow account ("Escrowed Shares"). The Saleable Langley Shares will be immediately tradeable and it is intended that the Company will sell them in the open market on the LSE as soon as possible following the closing. The Escrowed Shares will be held in escrow as a purchase price adjustment to be determined as follows:
If, on the two year anniversary of the date of the agreement, the market value of the Company's common stock (equal to the average of the closing bid price per share of the Company's common stock during the 10 trading days immediately preceding the two year anniversary) has decreased from its original value on the date of the agreement, then for each 1% that the market value has decreased, a total of 2% of the Escrowed Shares (or 1% of the total number of Langley Shares to be issued) shall be sold back to Langley at (pound)0.01 per share. The maximum number of Langley Shares that the Company will be required to sell back to Langley will be the full amount of Escrowed Shares.

      Pursuant to the Purchase Agreement, Langley has agreed that it will not sell, transfer or assign any or all of the Company Stock for a period of two years following the closing without the prior written consent of the Company, which consent may be withheld by the Company in its sole discretion.




Item 9.01         Financial Statements and Exhibits

(c) Exhibits:

                  Exhibit 10.1 Form of Stock Purchase Agreement by and between Vital Living, Inc. and Langley Park Investments PLC.

                  Exhibit 10.2 Form of Escrow Agreement among Vital Living, Inc., Langley park Investments PLC and Gottbetter & Partners, LLP

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    VITAL LIVING, INC.

                                                    By: /s/ Stuart A. Benson
                                                        -----------------------
                                                        Stuart A. Benson
                                                        Chief Executive Officer

Date:  September 3, 2004